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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of earliest event reported - October 17, 1995









                              Market Guide Inc.
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            (Exact name of Registrant as specified in its charter)


          New York                     291525-NY                11-2646081
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(State or other jurisdiction            (Commission                (IRS Employer
  of incorporation                       File Number             Identification
                                                                      No.




2001 Marcus Avenue, Suite S200
Lake Success, New York                                      11042-1011
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(Address of principal executive offices)                    (Zip Code)

Registrants telephone number, including area code:          (516) 327-2400
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Item 5:   Other Event.

     Shareholders of Market Guide Inc., by a majority vote at the Company's Annual Meeting, approved a proposal to reverse split the common stock of the corporation on a one-for-four shares ratio. The reverse split became effective October 16, 1995. The Company's stock symbol was changed, temporarily, to "MAGE". The Company has applied to the Nasdaq Bulletin Board for a return to its former symbol, "MARG", which should occur on November 17, 1995.

     The accompanying press release, containing selected financial information, was previously reported electronically on a pre-split basis on Form 10-Q. It was re-stated in the press release to reflect post-split earnings per share and Weighted Average of Shares Outstanding.

     See attached press release as an exhibit incorporated herein by reference.






                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MARKET GUIDE INC.
                                             (Registrant)


Date:     October 17, 1995              By:  /s/ John D. Case
                                             --------------------------------
                                             John D. Case, Chairman


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                                EXHIBIT INDEX



Exhibit 99                   Press Release